UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2009

HEALTH SYSTEMS SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-24681	82-1513245
(State or other jurisdiction Employer of incorporation)	(Commission File Number)	(IRS Identification No.)

42 West 39th Street, 6th Floor, New York, NY	10018
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (212) 798-9400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                          Other Events.

On March 4, 2009, Health Systems Solutions, Inc. (the “Company”) issued a press release announcing that its Board of Directors unanimously approved the termination of the registration of its common stock under the Securities Exchange Act of 1934, as amended, and that the Company will file a Form 15 with the Securities and Exchange Commission to effect the deregistration on or about March 18, 2009.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.                         Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press release dated March 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 9, 2009	HEALTH SYSTEMS SOLUTIONS, INC.

By: /s/ Michael Levine
Name: Michael Levine
Title: Chief Financial Officer